Enact Holdings, Inc. Financial Supplement Third Quarter 2026 GAAP/Non-GAAP Disclosure Discussion This document includes the non-GAAP financial measures entitled “adjusted operating income (loss),” “adjusted operating income (loss) per share," and “adjusted operating return on equity." Adjusted operating income (loss) per share is derived from adjusted operating income (loss). Enact Holdings, Inc. (the "Company") defines adjusted operating income (loss) as net income (loss) excluding the after-tax effects of net investment gains (losses), restructuring costs, gains (losses) on debt extinguishment and infrequent or unusual non-operating items. The Company excludes net investment gains (losses), gains (losses) on the extinguishment of debt and infrequent or unusual non-operating items because the Company does not consider them to be related to the operating performance of the Company. The recognition of realized investment gains or losses can vary significantly across periods as the activity is highly discretionary based on the timing of individual securities sales due to such factors as market opportunities or exposure management. Trends in the profitability of our fundamental operating activities can be more clearly identified without the fluctuations of these realized gains and losses. We do not view them to be indicative of our fundamental operating activities. Therefore, these items are excluded from our calculation of adjusted operating income. In addition, adjusted operating income (loss) per share is derived from adjusted operating income (loss) divided by shares outstanding. Adjusted operating return on equity is calculated as annualized adjusted operating income for the period indicated divided by the average of current period and prior periods’ ending total stockholders’ equity. While some of these items may be significant components of net income (loss) in accordance with U.S. GAAP, the Company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis and adjusted operating return on equity, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Company’s common stockholders or net income (loss) available to Company’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the Company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies. Adjustments to reconcile net income (loss) available to Company’s common stockholders to adjusted operating income (loss) assume a 21% tax rate. Page 2

Enact Holdings, Inc. Financial Supplement Third Quarter 2026

Consolidated Statements of Income
(amounts in thousands, except per share amounts)

	2026 3Q	2026 2Q	2026 1Q	2026 Total	2025 4Q	2025 3Q	2025 2Q	2025 1Q	2025 Total
REVENUES:									
Premiums	$242,296	$244,656	$242,850	$729,802	$245,742	$244,688	$245,289	$244,786	$980,505
Net investment income	74,447	73,211	70,906	218,564	68,621	68,611	65,884	63,037	266,153
Net investment gains (losses)	(5,983)	(2,234)	(5,823)	(14,040)	(2,856)	(2,834)	(7,343)	(3,243)	(16,276)
Other income	2,094	1,675	4,136	7,905	1,199	990	1,060	2,196	5,445
Total revenues	**312,854**	**317,308**	**312,069**	**942,231**	**312,706**	**311,455**	**304,890**	**306,776**	**1,235,827**
LOSSES AND EXPENSES:									
Losses incurred	47,358	33,264	37,161	117,783	17,811	35,885	25,289	30,541	109,526
Acquisition and operating expenses, net of deferrals	47,915	49,467	47,037	144,419	57,134	50,500	50,598	50,094	208,326
Amortization of deferred acquisition costs and intangibles	2,068	2,123	2,123	6,314	2,211	2,344	2,205	2,429	9,189
Interest expense	12,475	12,485	12,368	37,328	12,465	12,897	12,296	12,291	49,949
Total losses and expenses	**109,816**	**97,339**	**98,689**	**305,844**	**89,621**	**101,626**	**90,388**	**95,355**	**376,990**
INCOME BEFORE INCOME TAXES	203,038	219,969	213,380	636,387	223,085	209,829	214,502	211,421	858,837
Provision for income taxes	44,129	45,131	45,608	134,868	45,924	46,332	46,694	45,643	184,593
NET INCOME	**$158,909**	**$174,838**	**$167,772**	**$501,519**	**$177,161**	**$163,497**	**$167,808**	**$165,778**	**$674,244**
Net investment (gains) losses	$5,983	$2,234	$5,823	$14,040	$2,856	$2,834	$7,343	$3,243	$16,276
Costs associated with reorganization	675	971	0	1,646	26	189	(24)	629	820
Taxes on adjustments	(1,398)	(673)	(1,223)	(3,294)	(605)	(635)	(1,537)	(813)	(3,590)
Adjusted Operating Income	**$164,169**	**$177,370**	**$172,372**	**$513,911**	**$179,438**	**$165,885**	**$173,590**	**$168,837**	**$687,750**
Loss ratio [(1)]	20 %	14 %	15 %	16 %	7 %	15 %	10 %	12 %	11 %
Expense ratio [(2)]	21 %	21 %	20 %	21 %	24 %	22 %	22 %	21 %	22 %
Earnings per share data:									
Net income per share									
Basic	$1.16	$1.25	$1.18	$3.60	$1.23	$1.11	$1.12	$1.09	$4.54
Diluted	$1.15	$1.25	$1.18	$3.57	$1.22	$1.10	$1.11	$1.08	$4.52
Adjusted operating income per share									
Basic	$1.20	$1.27	$1.22	$3.68	$1.24	$1.13	$1.16	$1.11	$4.64
Diluted	$1.19	$1.26	$1.21	$3.66	$1.23	$1.12	$1.15	$1.10	$4.61
Weighted-average common shares outstanding									
Basic	137,353	139,505	141,595	139,485	144,290	147,434	149,940	151,831	148,373
Diluted	138,294	140,315	142,634	140,415	145,294	148,340	150,729	152,907	149,318

[(1)] The ratio of losses incurred to net earned premiums.

[(2)] The ratio of acquisition and operating expenses, net of deferrals, and amortization of deferred acquisition costs and intangibles to net earned premiums. Expenses associated with restructuring costs increased the expense ratio one percentage point for the three and nine months ended September 30, 2026, and zero percentage points for the remaining periods presented.

Page 3

Enact Holdings, Inc. Financial Supplement Third Quarter 2026

Consolidated Balance Sheets
(amounts in thousands, except per share amounts)

	September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025
Assets							
Investments:							
Fixed maturity securities available-for-sale, at fair value	$5,898,481	$6,161,975	$6,133,789	$6,050,542	$6,068,501	$5,896,818	$5,815,337
Short term investments	45,093	49,123	0	0	2,002	3,001	3,696
Total investments	**5,943,574**	**6,211,098**	**6,133,789**	**6,050,542**	**6,070,503**	**5,899,819**	**5,819,033**
Cash and cash equivalents	504,609	448,446	549,040	582,493	543,577	612,967	635,269
Accrued investment income	58,754	62,381	56,344	56,073	53,895	53,259	49,654
Deferred acquisition costs	22,165	22,192	22,177	22,232	22,521	22,910	23,322
Premiums receivable	66,228	66,661	47,398	46,130	48,648	44,091	46,451
Other assets	121,049	112,364	122,692	116,007	114,114	107,882	103,351
Deferred tax asset	74,610	32,999	30,562	19,989	23,185	32,545	44,440
Total assets	**$6,790,989**	**$6,956,141**	**$6,962,002**	**$6,893,466**	**$6,876,443**	**$6,773,473**	**$6,721,520**
Liabilities and Shareholder's Interest							
Liabilities:							
Loss reserves	$617,308	$598,686	$590,393	$572,470	$572,054	$551,940	$542,528
Unearned premiums	77,324	80,938	85,252	91,639	96,031	101,205	107,519
Other liabilities	153,689	135,750	197,956	129,695	146,958	153,447	208,667
Long-term borrowings	745,616	745,232	744,853	744,481	744,114	743,753	743,399
Total liabilities	**1,593,937**	**1,560,606**	**1,618,454**	**1,538,285**	**1,559,157**	**1,550,345**	**1,602,113**
Equity:							
Common stock	1,357	1,381	1,403	1,422	1,456	1,484	1,508
Additional paid-in capital	1,408,290	1,521,281	1,609,712	1,706,481	1,826,764	1,927,372	2,007,776
Accumulated other comprehensive income	(294,363)	(83,296)	(82,711)	(30,143)	(41,785)	(104,342)	(152,482)
Retained earnings	4,081,768	3,956,169	3,815,144	3,677,421	3,530,851	3,398,614	3,262,605
Total equity	**$5,197,052**	**$5,395,535**	**$5,343,548**	**$5,355,181**	**$5,317,286**	**$5,223,128**	**$5,119,407**
Total liabilities and equity	**$6,790,989**	**$6,956,141**	**$6,962,002**	**$6,893,466**	**$6,876,443**	**$6,773,473**	**$6,721,520**
Book value per share	$38.30	$39.06	$38.09	$37.66	$36.53	$35.20	$33.96
Book value per share excluding accumulated other comprehensive income	$40.47	$39.66	$38.68	$37.87	$36.82	$35.90	$34.97
U.S. GAAP ROE [1]	**12.0 %**	**13.0 %**	**12.5 %**	**13.3 %**	**12.4 %**	**13.0 %**	**13.1 %**
Net investment (gains) losses	**0.5 %**	**0.2 %**	**0.4 %**	**0.2 %**	**0.2 %**	**0.6 %**	**0.3 %**
Costs associated with reorganization	**0.1 %**	**0.1 %**	**0.0 %**	**0.0 %**	**0.0 %**	**0.0 %**	**0.0 %**
(Gains) losses on early extinguishment of debt	**0.0 %**	**0.0 %**	**0.0 %**	**0.0 %**	**0.0 %**	**0.0 %**	**0.0 %**
Taxes on adjustments	**(0.1)%**	**(0.1)%**	**(0.1)%**	**0.0 %**	**0.0 %**	**(0.1)%**	**(0.1)%**
Adjusted Operating ROE[2]	**12.4 %**	**13.2 %**	**12.9 %**	**13.5 %**	**12.6 %**	**13.4 %**	**13.4 %**
Debt to capital ratio	**13 %**	**12 %**	**12 %**	**12 %**	**12 %**	**12 %**	**13 %**

[1] Calculated as annualized net income for the period indicated divided by the average of current period and prior periods' ending total stockholders' equity.

[2] Calculated as annualized adjusted operating income for the period indicated divided by the average of current period and prior periods' ending total stockholders' equity.

Page 4

Enact Holdings, Inc. Financial Supplement Third Quarter 2026

Direct New Insurance Written Metrics
(amounts in millions)

	2026							
	3Q		2Q		1Q		Total	
Total Direct	NIW	% of NIW	NIW	% of NIW	NIW	% of NIW	NIW	% of NIW
Product								
Primary	$14,106	100 %	$15,199	100 %	$12,786	100 %	$42,091	100 %
Pool	0	- %	0	- %	0	- %	0	- %
Total	**$14,106**	**100 %**	**$15,199**	**100 %**	**$12,786**	**100 %**	**$42,091**	**100 %**
Primary Only								
Origination								
Purchase	$13,163	93 %	$13,287	87 %	$9,783	77 %	$36,233	86 %
Refinance	943	7 %	1,912	13 %	3,003	23 %	5,858	14 %
Total Primary	**$14,106**	**100 %**	**$15,199**	**100 %**	**$12,786**	**100 %**	**$42,091**	**100 %**
Payment Type								
Monthly	$13,416	95 %	$14,650	96 %	$12,322	96 %	$40,388	96 %
Single	672	5 %	526	4 %	447	4 %	1,645	4 %
Other[1]	18	- %	23	- %	17	- %	58	- %
Total Primary	**$14,106**	**100 %**	**$15,199**	**100 %**	**$12,786**	**100 %**	**$42,091**	**100 %**
Credit Score[2]								
Over 760	$7,383	52 %	$7,745	51 %	$6,640	52 %	$21,768	52 %
740 - 759	2,220	16 %	2,556	17 %	2,197	17 %	6,973	17 %
720 - 739	1,528	11 %	1,769	12 %	1,446	11 %	4,743	11 %
700 - 719	1,341	9 %	1,392	9 %	1,107	9 %	3,840	9 %
680 - 699	804	6 %	895	6 %	741	6 %	2,440	6 %
660 - 679[3]	502	3 %	550	4 %	407	3 %	1,459	3 %
640 - 659	225	2 %	207	1 %	164	1 %	596	1 %
620 - 639	96	1 %	81	- %	80	1 %	257	1 %
<620	7	- %	4	- %	4	- %	15	- %
Total Primary	**$14,106**	**100 %**	**$15,199**	**100 %**	**$12,786**	**100 %**	**$42,091**	**100 %**
Weighted Avg Credit Score	755		754		752		754	
Loan-To-Value Ratio								
95.01% and above	$2,488	18 %	$2,950	20 %	$2,255	18 %	$7,693	18 %
90.01% to 95.00%	5,537	39 %	5,764	38 %	4,645	36 %	15,946	38 %
85.01% to 90.00%	4,149	29 %	4,310	28 %	3,878	30 %	12,337	29 %
85.00% and below	1,932	14 %	2,175	14 %	2,008	16 %	6,115	15 %
Total Primary	**$14,106**	**100 %**	**$15,199**	**100 %**	**$12,786**	**100 %**	**$42,091**	**100 %**
Weighted Avg LTV	93 %		93 %		92 %		93 %	
Debt-To-Income Ratio								
45.01% and above	$4,279	30 %	$4,302	28 %	$3,530	28 %	$12,111	29 %
38.01% to 45.00%	4,942	35 %	5,350	35 %	4,516	35 %	14,808	35 %
38.00% and below	4,885	35 %	5,547	37 %	4,740	37 %	15,172	36 %
Total Primary	**$14,106**	**100 %**	**$15,199**	**100 %**	**$12,786**	**100 %**	**$42,091**	**100 %**
Weighted Avg DTI	40 %		40 %		39 %		40 %	
Avg loan size (thousands)	$389		$390		$396		$391	

	2025									
	4Q		3Q		2Q		1Q		Total	
Total Direct	NIW	% of NIW	NIW	% of NIW	NIW	% of NIW	NIW	% of NIW	NIW	% of NIW
Product										
Primary	$14,386	100 %	$14,048	100 %	$13,254	100 %	$9,818	100 %	$51,506	100 %
Pool	0	- %	0	- %	0	- %	0	- %	0	- %
Total	**$14,386**	**100 %**	**$14,048**	**100 %**	**$13,254**	**100 %**	**$9,818**	**100 %**	**$51,506**	**100 %**
Primary Only										
Origination										
Purchase	$11,698	81 %	$13,020	93 %	$12,335	93 %	$9,139	93 %	$46,192	90 %
Refinance	2,688	19 %	1,028	7 %	919	7 %	679	7 %	5,314	10 %
Total Primary	**$14,386**	**100 %**	**$14,048**	**100 %**	**$13,254**	**100 %**	**$9,818**	**100 %**	**$51,506**	**100 %**
Payment Type										
Monthly	$13,836	96 %	$13,567	97 %	$12,688	96 %	$9,229	94 %	$49,320	96 %
Single	525	4 %	461	3 %	554	4 %	576	6 %	2,116	4 %
Other[1]	25	- %	20	- %	12	- %	13	- %	70	- %
Total Primary	**$14,386**	**100 %**	**$14,048**	**100 %**	**$13,254**	**100 %**	**$9,818**	**100 %**	**$51,506**	**100 %**
Credit Score[2]										
Over 760	$7,410	51 %	$7,097	50 %	$6,843	52 %	$4,989	51 %	$26,339	51 %
740 - 759	2,401	17 %	2,326	17 %	2,160	16 %	1,590	16 %	8,477	16 %
720 - 739	1,658	11 %	1,689	12 %	1,651	12 %	1,280	13 %	6,278	12 %
700 - 719	1,246	9 %	1,237	9 %	1,146	9 %	894	9 %	4,523	9 %
680 - 699	818	6 %	855	6 %	746	6 %	548	6 %	2,967	6 %
660 - 679[3]	507	3 %	498	3 %	411	3 %	313	3 %	1,729	3 %
640 - 659	250	2 %	228	2 %	212	1 %	145	1 %	835	2 %
620 - 639	92	1 %	112	1 %	80	1 %	51	1 %	335	1 %
<620	4	- %	6	- %	5	- %	8	- %	23	- %
Total Primary	**$14,386**	**100 %**	**$14,048**	**100 %**	**$13,254**	**100 %**	**$9,818**	**100 %**	**$51,506**	**100 %**
Weighted Avg Credit Score	753		752		754		753		753	
Loan-To-Value Ratio										
95.01% and above	$2,422	17 %	$2,524	18 %	$2,615	20 %	$2,019	21 %	$9,580	19 %
90.01% to 95.00%	5,200	36 %	5,214	37 %	4,850	37 %	3,571	36 %	18,835	36 %
85.01% to 90.00%	4,377	30 %	4,226	30 %	3,919	29 %	2,913	30 %	15,435	30 %
85.00% and below	2,387	17 %	2,084	15 %	1,870	14 %	1,315	13 %	7,656	15 %
Total Primary	**$14,386**	**100 %**	**$14,048**	**100 %**	**$13,254**	**100 %**	**$9,818**	**100 %**	**$51,506**	**100 %**
Weighted Avg LTV	92 %		92 %		93 %		93 %		92 %	
Debt-To-Income Ratio										
45.01% and above	$4,041	28 %	$4,416	32 %	$3,877	29 %	$2,852	29 %	$15,186	30 %
38.01% to 45.00%	5,251	37 %	5,081	36 %	4,747	36 %	3,591	37 %	18,670	36 %
38.00% and below	5,094	35 %	4,551	32 %	4,630	35 %	3,375	34 %	17,650	34 %
Total Primary	**$14,386**	**100 %**	**$14,048**	**100 %**	**$13,254**	**100 %**	**$9,818**	**100 %**	**$51,506**	**100 %**
Weighted Avg DTI	40 %		40 %		40 %		40 %		40 %	
Avg loan size (thousands)	$389		$381		$380		$378		$382	

[1] Includes loans with annual and split payment types.

[2] Credit scores from the second and third quarter of 2026 contain an immaterial number of loans that use Vantage Score 4.0

[3] Loans with unknown credit scores are included in the 660-679 category.

Page 5

Enact Holdings, Inc. Financial Supplement Third Quarter 2026

Direct Insurance In-Force (IIF) Metrics
Excludes run-off business, which is immaterial to our results
(amounts in millions)

	2026						2025							
	3Q		2Q		1Q		4Q		3Q		2Q		1Q	
Total Direct	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF
Product														
Primary	$275,068	100 %	$273,953	100 %	$272,475	100 %	$273,147	100 %	$272,349	100 %	$269,754	100 %	$268,366	100 %
Pool	294	- %	306	- %	317	- %	331	- %	342	- %	355	- %	367	- %
Total	**$275,362**	**100 %**	**$274,259**	**100 %**	**$272,792**	**100 %**	**$273,478**	**100 %**	**$272,691**	**100 %**	**$270,109**	**100 %**	**$268,733**	**100 %**
Primary Only														
Origination														
Purchase	$251,450	91 %	$249,532	91 %	$248,108	91 %	$249,902	91 %	$250,002	92 %	$246,701	91 %	$244,409	91 %
Refinance	23,618	9 %	24,421	9 %	24,367	9 %	23,245	9 %	22,347	8 %	23,053	9 %	23,957	9 %
Total Primary	**$275,068**	**100 %**	**$273,953**	**100 %**	**$272,475**	**100 %**	**$273,147**	**100 %**	**$272,349**	**100 %**	**$269,754**	**100 %**	**$268,366**	**100 %**
Payment Type														
Monthly	$251,160	91 %	$249,618	91 %	$247,652	91 %	$247,776	91 %	$246,528	90 %	$243,382	90 %	$241,572	90 %
Single	22,513	8 %	22,893	8 %	23,341	9 %	23,844	9 %	24,256	9 %	24,749	9 %	25,108	9 %
Other[1]	1,395	1 %	1,442	1 %	1,482	- %	1,527	- %	1,565	1 %	1,623	1 %	1,686	1 %
Total Primary	**$275,068**	**100 %**	**$273,953**	**100 %**	**$272,475**	**100 %**	**$273,147**	**100 %**	**$272,349**	**100 %**	**$269,754**	**100 %**	**$268,366**	**100 %**
Book Year														
2008 and prior	$3,780	1 %	$3,947	1 %	$4,090	1 %	$4,219	2 %	$4,372	2 %	$4,535	2 %	$4,706	2 %
2009-2018	8,316	3 %	8,987	3 %	9,745	4 %	10,420	3 %	11,089	3 %	11,844	4 %	12,727	5 %
2019	7,535	3 %	8,232	3 %	9,004	3 %	9,539	4 %	9,993	4 %	10,446	4 %	10,966	4 %
2020	22,033	8 %	24,569	9 %	26,457	10 %	28,074	10 %	29,735	11 %	31,497	12 %	33,268	12 %
2021	38,904	14 %	41,310	15 %	43,642	16 %	45,945	17 %	48,447	18 %	51,345	19 %	54,493	20 %
2022	40,662	15 %	42,388	16 %	44,323	16 %	46,173	17 %	47,952	18 %	49,640	18 %	51,444	19 %
2023	32,912	12 %	34,303	13 %	36,203	13 %	38,250	14 %	40,694	15 %	42,204	16 %	43,938	16 %
2024	36,791	13 %	38,075	14 %	39,904	15 %	42,043	15 %	44,401	16 %	45,708	17 %	47,107	18 %
2025	43,610	16 %	44,762	16 %	46,414	17 %	48,484	18 %	35,666	13 %	22,535	8 %	9,717	4 %
2026	40,525	15 %	27,380	10 %	12,693	5 %								
Total Primary	**$275,068**	**100 %**	**$273,953**	**100 %**	**$272,475**	**100 %**	**$273,147**	**100 %**	**$272,349**	**100 %**	**$269,754**	**100 %**	**$268,366**	**100 %**

[1] Includes loans with annual and split payment types.

Page 6

Enact Holdings, Inc. Financial Supplement Third Quarter 2026

Direct Insurance In-Force (IIF) Metrics

Excludes run-off business, which is immaterial to our results

(amounts in millions)

	2026						2025							
	3Q		2Q		1Q		4Q		3Q		2Q		1Q	
	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF
Credit Score[1]														
Over 760	$122,603	45 %	$121,349	44 %	$120,104	44 %	$120,093	44 %	$119,234	44 %	$117,403	44 %	$115,914	43 %
740 - 759	45,410	16 %	45,274	17 %	44,933	16 %	44,898	16 %	44,675	16 %	44,191	16 %	43,924	17 %
720 - 739	37,476	14 %	37,627	14 %	37,668	14 %	37,897	14 %	37,955	14 %	37,725	14 %	37,643	14 %
700 - 719	29,426	11 %	29,400	11 %	29,323	11 %	29,486	11 %	29,567	11 %	29,524	11 %	29,629	11 %
680 - 699	20,412	7 %	20,542	7 %	20,630	8 %	20,773	8 %	20,886	8 %	20,910	8 %	21,082	8 %
660 - 679[2]	11,084	4 %	11,066	4 %	11,016	4 %	11,091	4 %	11,079	4 %	11,040	4 %	11,126	4 %
640 - 659	5,831	2 %	5,846	2 %	5,909	2 %	5,988	2 %	6,001	2 %	6,018	2 %	6,068	2 %
620 - 639	2,345	1 %	2,351	1 %	2,381	1 %	2,398	1 %	2,414	1 %	2,395	1 %	2,419	1 %
<620	481	- %	498	- %	511	- %	523	- %	538	- %	548	- %	561	- %
Total Primary	**$275,068**	**100 %**	**$273,953**	**100 %**	**$272,475**	**100 %**	**$273,147**	**100 %**	**$272,349**	**100 %**	**$269,754**	**100 %**	**$268,366**	**100 %**
Weighted Avg Credit Score	747		746		746		746		746		746		745	
Loan-To-Value Ratio														
95.01% and above	$57,125	21 %	$56,164	20 %	$54,887	20 %	$54,221	20 %	$53,522	20 %	$52,438	20 %	$51,280	19 %
90.01% to 95.00%	116,299	42 %	115,163	42 %	114,298	42 %	114,315	42 %	113,852	42 %	112,683	42 %	112,086	42 %
85.01% to 90.00%	74,729	27 %	76,257	28 %	77,424	28 %	78,746	29 %	79,390	29 %	79,237	29 %	79,332	29 %
85.00% and below	26,915	10 %	26,369	10 %	25,866	10 %	25,865	9 %	25,585	9 %	25,396	9 %	25,668	10 %
Total Primary	**$275,068**	**100 %**	**$273,953**	**100 %**	**$272,475**	**100 %**	**$273,147**	**100 %**	**$272,349**	**100 %**	**$269,754**	**100 %**	**$268,366**	**100 %**
Weighted Avg LTV	93 %		93 %		93 %		93 %		93 %		93 %		93 %	
Debt-To-Income Ratio														
45.01% and above	$68,629	25 %	$67,101	24 %	$65,792	24 %	$65,275	24 %	$64,258	24 %	$62,216	23 %	$60,714	23 %
38.01% to 45.00%	100,557	37 %	100,092	37 %	99,527	37 %	99,748	36 %	99,259	36 %	98,136	36 %	97,492	36 %
38.00% and below	105,882	38 %	106,760	39 %	107,156	39 %	108,124	40 %	108,832	40 %	109,402	41 %	110,160	41 %
Total Primary	**$275,068**	**100 %**	**$273,953**	**100 %**	**$272,475**	**100 %**	**$273,147**	**100 %**	**$272,349**	**100 %**	**$269,754**	**100 %**	**$268,366**	**100 %**
Weighted Avg DTI	39 %		39 %		39 %		39 %		39 %		39 %		39 %	
Primary persistency rate	81 %		80 %		80 %		80 %		83 %		82 %		84 %	
Avg loan size (thousands)	$294		$291		$289		$287		$286		$283		$281	

[1] Credit scores from the second and third quarter of 2026 contain an immaterial number of loans that use Vantage Score 4.0

[2] Loans with unknown credit scores are included in the 660-679 category.

Page 7

Enact Holdings, Inc. Financial Supplement Third Quarter 2026

Direct Risk In-Force (RIF) Metrics
Excludes run-off business, which is immaterial to our results
(amounts in millions)

	2026						2025							
	3Q		2Q		1Q		4Q		3Q		2Q		1Q	
Total Direct	**RIF**	**% of RIF**	**RIF**	**% of RIF**	**RIF**	**% of RIF**	**RIF**	**% of RIF**	**RIF**	**% of RIF**	**RIF**	**% of RIF**	**RIF**	**% of RIF**
Product														
Primary	$71,904	100 %	$71,616	100 %	$71,245	100 %	$71,363	100 %	$71,144	100 %	$70,401	100 %	$69,937	100 %
Pool	47	- %	48	- %	49	- %	51	- %	52	- %	54	- %	55	- %
Total	**$71,951**	**100 %**	**$71,664**	**100 %**	**$71,294**	**100 %**	**$71,414**	**100 %**	**$71,196**	**100 %**	**$70,455**	**100 %**	**$69,992**	**100 %**
Primary Only														
Origination														
Purchase	$66,458	92 %	$65,963	92 %	$65,562	92 %	$65,890	92 %	$65,825	93 %	$64,901	92 %	$64,228	92 %
Refinance	5,446	8 %	5,653	8 %	5,683	8 %	5,473	8 %	5,319	7 %	5,500	8 %	5,709	8 %
Total Primary	**$71,904**	**100 %**	**$71,616**	**100 %**	**$71,245**	**100 %**	**$71,363**	**100 %**	**$71,144**	**100 %**	**$70,401**	**100 %**	**$69,937**	**100 %**
Payment Type														
Monthly	$66,744	93 %	$66,320	93 %	$65,830	92 %	$65,836	92 %	$65,527	92 %	$64,676	92 %	$64,113	92 %
Single	4,800	7 %	4,924	7 %	5,034	7 %	5,135	7 %	5,217	7 %	5,311	7 %	5,395	8 %
Other[1]	360	- %	372	- %	381	1 %	392	1 %	400	1 %	414	1 %	429	- %
Total Primary	**$71,904**	**100 %**	**$71,616**	**100 %**	**$71,245**	**100 %**	**$71,363**	**100 %**	**$71,144**	**100 %**	**$70,401**	**100 %**	**$69,937**	**100 %**
Book Year														
2008 and prior	$979	1 %	$1,021	1 %	$1,058	2 %	$1,092	2 %	$1,131	2 %	$1,173	2 %	$1,217	2 %
2009-2018	2,127	3 %	2,307	3 %	2,512	4 %	2,690	3 %	2,865	4 %	3,063	5 %	3,300	5 %
2019	1,985	3 %	2,164	3 %	2,361	3 %	2,499	4 %	2,615	4 %	2,732	4 %	2,867	4 %
2020	6,150	9 %	6,812	9 %	7,312	10 %	7,739	11 %	8,178	11 %	8,646	12 %	9,119	13 %
2021	10,665	15 %	11,298	16 %	11,906	17 %	12,482	17 %	13,072	18 %	13,732	19 %	14,427	21 %
2022	10,633	15 %	11,028	15 %	11,477	16 %	11,884	17 %	12,289	17 %	12,681	18 %	13,102	19 %
2023	8,615	12 %	8,967	13 %	9,450	13 %	9,967	14 %	10,590	15 %	10,968	15 %	11,403	16 %
2024	9,503	13 %	9,819	14 %	10,277	14 %	10,812	15 %	11,401	16 %	11,720	17 %	12,070	17 %
2025	11,015	15 %	11,295	16 %	11,694	16 %	12,198	17 %	9,003	13 %	5,686	8 %	2,432	3 %
2026	10,232	14 %	6,905	10 %	3,198	5 %								
Total Primary	**$71,904**	**100 %**	**$71,616**	**100 %**	**$71,245**	**100 %**	**$71,363**	**100 %**	**$71,144**	**100 %**	**$70,401**	**100 %**	**$69,937**	**100 %**

[1] Includes loans with annual and split payment types.

Page 8

Enact Holdings, Inc. Financial Supplement Third Quarter 2026 RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF Credit Score(1) Over 760 $31,839 44% $31,519 44% $31,204 44% $31,186 44% $30,991 44% $30,502 43% $30,093 43% 740 - 759 11,921 17% 11,878 17% 11,783 16% 11,765 16% 11,709 16% 11,579 17% 11,493 17% 720 - 739 9,944 14% 9,980 14% 9,994 14% 10,049 14% 10,058 14% 9,983 14% 9,939 14% 700 - 719 7,715 11% 7,712 11% 7,697 11% 7,727 11% 7,728 11% 7,701 11% 7,711 11% 680 - 699 5,316 7% 5,354 7% 5,382 8% 5,412 8% 5,432 8% 5,432 8% 5,464 8% 660 - 679(2) 2,920 4% 2,914 4% 2,900 4% 2,913 4% 2,906 4% 2,886 4% 2,901 4% 640 - 659 1,525 2% 1,530 2% 1,545 2% 1,564 2% 1,564 2% 1,565 2% 1,574 2% 620 - 639 601 1% 603 1% 611 1% 615 1% 619 1% 614 1% 619 1% <620 123 - % 126 - % 129 - % 132 - % 137 - % 139 - % 143 - % Total Primary $71,904 100% $71,616 100% $71,245 100% $71,363 100% $71,144 100% $70,401 100% $69,937 100 % Loan-To-Value Ratio 95.01% and above $16,498 23% $16,209 23% $15,841 22% $15,608 22% $15,374 22% $15,034 21% $14,682 21% 90.01% to 95.00% 33,833 47% 33,505 47% 33,260 47% 33,260 47% 33,121 47% 32,770 47% 32,597 47% 85.01% to 90.00% 18,373 26% 18,765 26% 19,065 27% 19,410 27% 19,589 27% 19,558 28% 19,583 28% 85.00% and below 3,200 4% 3,137 4% 3,079 4% 3,085 4% 3,060 4% 3,039 4% 3,075 4 % Total Primary $71,904 100% $71,616 100% $71,245 100% $71,363 100% $71,144 100% $70,401 100% $69,937 100 % Debt-To-Income Ratio 45.01% and above $18,054 25% $17,646 25% $17,299 24% $17,150 24% $16,876 24% $16,325 23% $15,910 23% 38.01% to 45.00% 26,132 36% 26,002 36% 25,857 36% 25,893 36% 25,765 36% 25,463 36% 25,273 36% 38.00% and below 27,718 39% 27,968 39% 28,089 40% 28,320 40% 28,503 40% 28,613 41% 28,754 41 % Total Primary $71,904 100% $71,616 100% $71,245 100% $71,363 100% $71,144 100% $70,401 100% $69,937 100% (2)Loans with unknown credit scores are included in the 660-679 category. (1)Credit scores from the second and third quarter of 2026 contain an immaterial number of loans that use VantageScore 4.0 4Q Direct Risk In-Force (RIF) Metrics Excludes run-off business, which is immaterial to our results (amounts in millions) 1Q2Q 2025 3Q1Q3Q 2026 2Q Page 9

Enact Holdings, Inc. Financial Supplement Third Quarter 2026

Delinquency Metrics
Primary metrics exclude run-off business, which is immaterial to our results
(dollar amounts in thousands)

	2026 3Q	2026 2Q	2026 1Q	2025 4Q	2025 3Q	2025 2Q	2025 1Q
Beginning Number of Primary Delinquencies	24,330	24,670	24,885	23,382	22,118	22,349	23,566
New delinquencies	14,401	12,299	13,559	13,679	12,998	11,567	12,237
Delinquency cures	(12,092)	(12,269)	(13,477)	(11,883)	(11,467)	(11,574)	(13,263)
Paid claims	(542)	(361)	(280)	(287)	(253)	(218)	(179)
Rescissions and claim denials	(12)	(9)	(17)	(6)	(14)	(6)	(12)
Ending Number of Primary Delinquencies	26,085	24,330	24,670	24,885	23,382	22,118	22,349
Primary Policies in Force (count)	934,364	940,648	943,892	950,670	953,657	952,795	955,210
Primary delinquency rate	2.79 %	2.59 %	2.61 %	2.62 %	2.45 %	2.32 %	2.34 %
Incurred Losses:							
Direct primary case[(1)]	$46,287	$31,349	$36,876	$10,644	$34,134	$23,375	$27,237
All other[(1)]	1,071	1,915	285	7,167	1,751	1,914	3,304
Total Incurred Losses	**$47,358**	**$33,264**	**$37,161**	**$17,811**	**$35,885**	**$25,289**	**$30,541**
Direct Primary Case Incurred Losses[(2)]							
Current quarter delinquencies[(3)]	$83,338	$68,396	$76,280	$76,006	$79,219	$69,605	$74,627
Development of current quarter delinquencies[(4)]	0	0	0	0	0	0	0
Prior period development and other	(37,051)	(37,047)	(39,404)	(65,362)	(45,085)	(46,230)	(47,390)
Direct Primary Case Incurred Losses	**$46,287**	**$31,349**	**$36,876**	**$10,644**	**$34,134**	**$23,375**	**$27,237**
Reserves:							
Direct primary case[(1)]	$556,080	$539,653	$532,306	$515,126	$520,181	$499,774	$489,329
All other[(1)]	61,228	59,033	58,087	57,344	51,873	52,166	53,199
Total Reserves	**$617,308**	**$598,686**	**$590,393**	**$572,470**	**$572,054**	**$551,940**	**$542,528**
Beginning Direct Primary Case Reserves	$539,653	$532,306	$515,126	$520,181	$499,774	$489,329	$472,110
Paid claims	(29,860)	(24,002)	(19,696)	(15,699)	(13,727)	(12,930)	(10,018)
Change in reserves	46,287	31,349	36,876	10,644	34,134	23,375	27,237
Ending Direct Primary Case Reserves	**$556,080**	**$539,653**	**$532,306**	**$515,126**	**$520,181**	**$499,774**	**$489,329**
Average Reserve Per Primary Delinquency[(5)]	$21.3	$22.2	$21.6	$20.7	$22.2	$22.6	$21.9
Average Direct Primary Paid Claim[(6)]	$55.1	$66.5	$70.3	$54.7	$54.3	$59.3	$56.0

(1) Direct primary case excludes loss adjustment expenses (LAE), pool, incurred but not reported (IBNR) and reinsurance reserves.

(2) Provides additional breakdown of incurred losses, which includes the impact of new delinquencies within each quarterly period reported. We believe providing loss information in this manner allows transparency and consistency for investors to understand performance.

(3) Defaulted loans with most recent delinquency notice in the quarter indicated.

(4) Development of current quarter delinquencies within the current quarter. This includes reserve impact from current period delinquencies that cure in the period and reserve development from the date of delinquency to quarter end.

(5) Direct primary case reserves divided by primary delinquency count.

(6) Average direct primary paid claim is calculated by dividing the amount of paid claims on direct primary case reserves by the number of delinquent paid claims for the quarter. Average paid claims in 3Q26, 4Q25 and 3Q25 include payments in relation to agreements on non-performing loans.

Page 10

Enact Holdings, Inc. Financial Supplement Third Quarter 2026 Percentage Reserved by Payment Status Delinquencies Case Reserves Risk In- Force Reserves as % of RIF Delinquencies Case Reserves Risk In- Force Reserves as % of RIF Delinquencies Case Reserves Risk In- Force Reserves as % of RIF 3 payments or less in default 13,187 $115 $925 12% 12,647 $104 $867 12% 11,969 $109 $806 14% 4 - 11 payments in default 8,838 215 694 31% 8,591 206 641 32% 7,951 216 594 36% 12 payments or more in default 4,060 226 315 72% 3,647 205 270 76% 3,462 195 250 78 % Total 26,085 $556 $1,934 29% 24,885 $515 $1,778 29% 23,382 $520 $1,650 32 % September 30, 2026 Missed Payment Status Tables - Direct Primary Excludes run-off business, which is immaterial to our results (dollar amounts in millions) December 31, 2025 September 30, 2025 Page 11

Enact Holdings, Inc. | Financial Supplement | Third Quarter 2026

Delinquency Performance - Direct Primary
Excludes run-off business, which is immaterial to our results

September 30, 2026

Top 10 States	% RIF	% Case Reserves [1]	Delq Rate
California	12%	13%	3.06%
Texas	9%	9%	2.99%
Florida [3]	9%	14%	3.41%
New York [3]	5%	8%	3.60%
Illinois [3]	4%	5%	3.45%
Arizona	4%	4%	2.88%
Michigan	4%	3%	2.74%
Georgia	3%	4%	3.51%
North Carolina	3%	3%	2.35%
Pennsylvania [3]	3%	3%	2.51%
All Other States [4]	44%	34%	2.45%
Total	**100%**	**100%**	**2.79%**

Top 10 MSAs / Metro Divisions	% RIF	% Case Reserves [1]	Delq Rate
Phoenix, AZ MSA	3%	3%	3.00%
Atlanta, GA MSA	3%	4%	3.76%
Chicago-Naperville, IL MD	3%	4%	3.71%
Dallas, TX MD	3%	2%	2.73%
Houston, TX MSA	2%	3%	3.58%
New York, NY MD	2%	4%	3.93%
Riverside-San Bernardino, CA MSA	2%	3%	3.87%
Washington-Arlington, DC MD	2%	2%	2.49%
Los Angeles-Long Beach, CA MD	2%	3%	3.57%
Denver-Aurora-Lakewood, CO MSA	2%	1%	2.09%
All Other MSAs/MDs	76%	71%	2.66%
Total	**100%**	**100%**	**2.79%**

Book Year RIF & Losses	% RIF	% Case Reserves [1]	Delq Rate	Cum Delq Rate [2]
2008 and prior	1%	6%	7.71%	5.54%
2009-2018	3%	7%	5.19%	0.60%
2019	3%	5%	3.85%	0.80%
2020	9%	10%	2.84%	0.90%
2021	15%	18%	3.00%	1.55%
2022	15%	21%	3.41%	2.69%
2023	12%	16%	3.53%	2.68%
2024	13%	12%	2.71%	2.21%
2025	15%	4%	1.06%	0.95%
2026	14%	1%	0.22%	0.21%
Total	**100%**	**100%**	**2.79%**	**4.10%**

December 31, 2025

Top 10 States	% RIF	% Case Reserves [1]	Delq Rate
California	12%	13%	2.84%
Texas	9%	9%	2.81%
Florida [3]	8%	13%	3.35%
New York [3]	5%	9%	3.38%
Illinois [3]	4%	5%	3.15%
Arizona	4%	4%	2.78%
Michigan	4%	3%	2.33%
Georgia	3%	4%	3.33%
North Carolina	3%	2%	2.07%
Pennsylvania [3]	3%	3%	2.29%
All Other States [4]	45%	35%	2.32%
Total	**100%**	**100%**	**2.62%**

Top 10 MSAs / Metro Divisions	% RIF	% Case Reserves [1]	Delq Rate
Phoenix, AZ MSA	3%	3%	2.85%
Chicago-Naperville, IL MD	3%	4%	3.31%
Atlanta, GA MSA	3%	3%	3.59%
Dallas, TX MD	2%	2%	2.49%
Houston, TX MSA	2%	3%	3.54%
New York, NY MD	2%	5%	3.70%
Washington-Arlington, DC MD	2%	2%	2.62%
Riverside-San Bernardino, CA MSA	2%	3%	3.53%
Los Angeles-Long Beach, CA MD	2%	3%	3.26%
Denver-Aurora-Lakewood, CO MSA	2%	1%	1.85%
All Other MSAs/MDs	77%	71%	2.49%
Total	**100%**	**100%**	**2.62%**

Book Year RIF & Losses	% RIF	% Case Reserves [1]	Delq Rate	Cum Delq Rate [2]
2008 and prior	2%	8%	7.96%	5.55%
2009-2017	2%	7%	5.08%	0.59%
2018	1%	4%	5.31%	0.95%
2019	4%	5%	3.45%	0.84%
2020	11%	11%	2.41%	0.91%
2021	17%	19%	2.63%	1.52%
2022	17%	22%	2.98%	2.45%
2023	14%	15%	2.75%	2.23%
2024	15%	8%	1.73%	1.52%
2025	17%	1%	0.32%	0.30%
Total	**100%**	**100%**	**2.62%**	**4.13%**

September 30, 2025

Top 10 States	% RIF	% Case Reserves [1]	Delq Rate
California	12%	13%	2.63%
Texas	9%	9%	2.64%
Florida [3]	8%	13%	3.11%
New York [3]	5%	9%	3.28%
Illinois [3]	4%	5%	3.01%
Arizona	4%	4%	2.57%
Michigan	4%	3%	2.20%
Georgia	3%	4%	3.07%
North Carolina	3%	2%	2.00%
Pennsylvania [3]	3%	3%	2.23%
All Other States [4]	45%	35%	2.16%
Total	**100%**	**100%**	**2.45%**

Top 10 MSAs / Metro Divisions	% RIF	% Case Reserves [1]	Delq Rate
Phoenix, AZ MSA	3%	3%	2.66%
Chicago-Naperville, IL MD	3%	4%	3.20%
Atlanta, GA MSA	3%	3%	3.28%
New York, NY MD	2%	5%	3.68%
Dallas, TX MD	2%	2%	2.34%
Houston, TX MSA	2%	3%	3.27%
Washington-Arlington, DC MD	2%	2%	2.27%
Riverside-San Bernardino, CA MSA	2%	3%	3.32%
Los Angeles-Long Beach, CA MD	2%	3%	3.05%
Denver-Aurora-Lakewood, CO MSA	2%	1%	1.52%
All Other MSAs/MDs	77%	71%	2.34%
Total	**100%**	**100%**	**2.45%**

Book Year RIF & Losses	% RIF	% Case Reserves [1]	Delq Rate	Cum Delq Rate [2]
2008 and prior	2%	8%	7.85%	5.55%
2009-2017	3%	7%	4.85%	0.59%
2018	1%	4%	4.91%	0.92%
2019	4%	6%	3.17%	0.80%
2020	11%	12%	2.20%	0.87%
2021	18%	21%	2.45%	1.47%
2022	17%	22%	2.69%	2.25%
2023	15%	14%	2.33%	1.96%
2024	16%	6%	1.36%	1.24%
2025	13%	0%	0.18%	0.18%
Total	**100%**	**100%**	**2.45%**	**4.12%**

[1] Direct primary case reserves exclude pool, loss adjustment expenses, incurred but not reported and reinsurance reserves.
[2] Calculated as the sum of the number of policies where claims were ever paid to date and number of policies for loans currently in default divided by policies ever in-force.
[3] Jurisdiction predominantly uses a judicial foreclosure process, which generally increases the amount of time it takes for a foreclosure to be completed.
[4] Includes the District of Columbia.

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Enact Holdings, Inc. Financial Supplement Third Quarter 2026 Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Fixed Maturity Securities: U.S. treasuries $266,027 5% $286,142 5% $268,722 4% $257,307 4% $270,865 4% $264,981 4% $289,008 5 % Municipals 428,812 7% 466,452 7% 469,832 8% 478,972 8% 486,893 8% 479,355 8% 476,141 8 % Non-U.S. government 188,492 3% 198,849 3% 179,543 3% 185,462 3% 179,399 3% 154,536 3% 113,153 2 % U.S. corporate 2,697,720 46% 2,776,874 45% 2,823,996 46% 2,810,727 46% 2,872,978 48% 2,851,475 48% 2,900,205 50 % Non-U.S. corporate 786,343 13% 849,991 14% 816,324 13% 783,056 13% 807,524 13% 783,184 14% 768,953 13 % Residential MBS 348,342 6% 358,002 6% 341,484 6% 349,333 6% 292,768 5% 261,415 4% 111,683 2 % Commercial MBS 255,720 4% 223,468 4% 198,632 3% 129,562 2% 81,112 1% 48,809 1% 20,702 - % Other asset-backed 927,025 16% 1,002,197 16% 1,035,256 17% 1,056,123 18% 1,076,962 18% 1,053,063 18% 1,135,492 20 % Total available-for-sale fixed maturity securities $5,898,481 100% $6,161,975 100% $6,133,789 100% $6,050,542 100% $6,068,501 100% $5,896,818 100% $5,815,337 100 % Fixed Maturity Securities - Credit Quality NRSRO(1) Designation AAA $452,238 8% $471,720 8% $475,177 8% $461,258 8% $498,423 8% $512,069 9% $600,780 10 % AA 1,705,324 29% 1,777,773 29% 1,758,124 29% 1,710,290 28% 1,595,710 26% 1,519,953 26% 1,362,190 24 % A 1,785,130 30% 1,865,866 30% 1,856,835 30% 1,816,789 30% 1,814,132 30% 1,730,742 29% 1,704,440 29 % BBB 1,875,284 32% 1,963,996 32% 1,971,200 32% 1,985,084 33% 2,086,540 35% 2,046,515 35% 2,078,180 36 % BB & Lower 80,505 1% 82,620 1% 72,453 1% 77,121 1% 73,696 1% 87,539 1% 69,747 1 % Total fixed maturity securities $5,898,481 100% $6,161,975 100% $6,133,789 100% $6,050,542 100% $6,068,501 100% $5,896,818 100% $5,815,337 100 % Average duration 5.0 4.9 4.9 4.7 4.6 4.5 4.3 Average book yield 4.7% 4.6% 4.5% 4.4% 4.3% 4.2% 4.1% (1)Nationally Recognized Statistical Rating Organizations. December 31, 2025 September 30, 2025 Composition of Consolidated Investments at Fair Value (amounts in thousands) March 31, 2025June 30, 2025March 31, 2026September 30, 2026 June 30, 2026 Page 13

Enact Holdings, Inc.

Financial Supplement

Third Quarter 2026

Third Party Ceded Reinsurance Transaction Summary
(amounts in millions)

Insurance Linked Notes

	2021-2 ILN 9/20-12/20	2021-3 ILN 1/21-6/21	2023-1 ILN 7/22-6/23
At Closing			
Initial Risk In-Force	$8,384	$12,141	$7,288
Initial Reinsurance Amount / Ceded RIF [(2)]	$303	$372	$248
Initial First Loss Retention Layer	$189	$304	$244
Initial Attachment % [(3)]	2.25%	2.50%	3.35%
Initial Detachment % [(3)]	7.00%	6.75%	6.75%
% Of Covered Loss Tier Reinsured	76.00%	72.00%	100.00%
Commencement Date	04/16/21	09/02/21	11/15/23
Termination Date	10/25/33	02/25/34	11/25/33
Optional Call Date	04/25/28	08/25/28	11/27/28
Clean-Up Call	10.0%	10.0%	10.0%
As of September 30, 2026			
Current Risk In-Force	$2,647	$4,732	$5,131
Current Reinsured Amount / Ceded RIF [(2)]	$26	$52	$145
PMIERs Required Asset Credit [(4)]	$14	$33	$143
Current Attachment % [(3)]	6.99%	6.24%	4.42%
Current Detachment % [(3)]	8.30%	7.76%	7.25%
Enact Claims Paid	$4	$8	$17
Incurred Losses Ever To Date [(5)]	$27	$50	$108
Remaining First Loss Retention Layer	$185	$295	$227
Reinsurer Claims Paid	$0	$0	$0

Reinsurance - Excess of Loss [(1)]

	2021 XOL Full Year 2021	2022-1 XOL Full Year 2022	2022-2 XOL Full Year 2022	2022-3 XOL 7/21-12/21	2022-4 XOL 7/21-12/21	2022-5 XOL 1/22-6/22	2023-1 XOL Full Year 2023	2024-1 XOL Full Year 2024	2024-2 XOL 7/23-12/23	2025-1 XOL Full Year 2025	2025-2 XOL Full Year 2025	2026-1 XOL Full Year 2026	2026-2 XOL Full Year 2026
At Closing													
Initial Risk In-Force	$22,373	$15,400	$15,400	$10,550	$10,550	$8,547	$11,991	$12,062	$5,349	$11,873	$11,873	$9,932	$9,932
Initial Reinsurance Amount / Ceded RIF [(2)]	$206	$196	$25	$289	$36	$201	$180	$270	$90	$180	$28	$139	$18
Initial First Loss Retention Layer	$671	$462	$385	$317	$264	$256	$360	$362	$134	$354	$294	$291	$241
Initial Attachment % [(3)]	3.00%	3.00%	2.50%	3.00%	2.50%	3.00%	3.00%	3.00%	2.50%	2.98%	2.48%	2.93%	2.43%
Initial Detachment % [(3)]	7.00%	6.99%	3.00%	7.00%	3.00%	7.00%	6.57%	6.50%	6.50%	6.23%	2.98%	6.18%	2.93%
% Of Covered Loss Tier Reinsured	23.00%	31.92%	31.92%	68.45%	68.45%	58.80%	42.00%	63.96%	41.88%	46.57%	46.58%	43.03%	35.27%
Commencement Date	01/01/21	01/01/22	01/01/22	03/01/22	03/01/22	09/01/22	01/01/23	01/01/24	06/01/24	01/01/25	01/01/25	01/01/26	01/01/26
Termination Date	12/31/31	12/31/32	12/31/32	12/31/31	12/31/31	12/31/32	12/31/33	12/31/34	06/30/34	12/31/35	12/31/35	12/31/36	12/31/36
Optional Call Date	06/30/28	12/31/29	12/31/29	12/31/28	12/31/28	01/01/30	12/31/30	12/31/31	06/30/29	12/31/30	12/31/30	12/31/31	12/31/31
Clean-Up Call	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%
As of September 30, 2026													
Current Risk In-Force	$10,574	$10,319	$10,319	$5,683	$5,683	$5,528	$7,989	$9,282	$3,273	$10,718	$10,718	$9,932	$9,932
Current Reinsured Amount / Ceded RIF [(2)]	$31	$124	$25	$87	$36	$118	$123	$244	$56	$180	$28	$139	$18
PMIERs Required Asset Credit [(4)]	$30	$119	$24	$84	$35	$114	$118	$235	$54	$173	$27	$134	$17
Current Attachment % [(3)]	6.13%	3.99%	3.25%	5.34%	4.41%	4.14%	4.16%	3.80%	3.86%	3.29%	2.74%	2.93%	2.43%
Current Detachment % [(3)]	7.42%	7.75%	3.99%	7.58%	5.34%	7.78%	7.81%	7.92%	7.93%	6.89%	3.29%	6.18%	2.93%
Enact Claims Paid	$23	$50	$50	$13	$13	$27	$28	$9	$7	$1	$1	$0	$0
Incurred Losses Ever To Date [(5)]	$121	$164	$164	$67	$67	$85	$111	$74	$38	$23	$23	$3	$3
Remaining First Loss Retention Layer	$648	$412	$335	$303	$250	$229	$332	$353	$126	$353	$294	$291	$241
Reinsurer Claims Paid	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Reinsurance - Quota Share [(1)]

	2023-1 QSR Full Year 2023	2024-1 QSR Full Year 2024	2025-1 QSR Full Year 2025	2026-1 QSR Full Year 2026
At Closing				
Initial Risk In-Force	$11,991	$12,062	$11,873	$9,932
Initial Reinsurance Amount / Ceded RIF [(2)]	$1,934	$2,560	$3,223	$2,682
Initial First Loss Retention Layer	n/a	n/a	n/a	n/a
Initial Attachment % [(3)]	n/a	n/a	n/a	n/a
Initial Detachment % [(3)]	n/a	n/a	n/a	n/a
% Of Covered Loss Tier Reinsured	16.13%	21.23%	27.15%	27.00%
Commencement Date	04/01/23	01/01/24	01/01/25	01/01/26
Termination Date	04/01/34	12/31/34	12/31/35	12/31/36
Optional Call Date	12/31/26	12/31/27	12/31/27	12/31/28
Clean-Up Call	n/a	n/a	n/a	n/a
As of September 30, 2026				
Current Risk In-Force	$7,989	$9,282	$10,718	$9,932
Current Reinsured Amount / Ceded RIF [(2)]	$1,288	$1,970	$2,910	$2,682
PMIERs Required Asset Credit [(4)]	$97	$150	$202	$170
Current Attachment % [(3)]	n/a	n/a	n/a	n/a
Current Detachment % [(3)]	n/a	n/a	n/a	n/a
Enact Claims Paid	$4	$2	$0	$0
Incurred Losses Ever To Date [(5)]	$18	$16	$6	$1
Remaining First Loss Retention Layer	n/a	n/a	n/a	n/a
Reinsurer Claims Paid	$0	$0	$0	$0

[(1)] Excess of loss (XOL) and quota share (QSR) transactions are with panels of U.S. and global reinsurers.
[(2)] The initial reinsurance amount for insurance linked notes and excess of loss reinsurance reflects the total loss coverage; Ceded RIF reflects the RIF associated with quota share reinsurance which is subject to annual and life loss ratio limits.
[(3)] Attachment % and detachment % are the aggregate loss amounts as a percentage of risk in force at which the reinsurer begins and stops paying claims under the policy.
[(4)] Current PMIERs required asset credit considers the counterparty credit haircut.
[(5)] Incurred losses ever to date shown does not include IBNR or loss adjustment expenses.
Definitions: CRT = Credit Risk Transfer; RIF = Risk In Force; XOL = Excess Of Loss; ILN = Insurance Linked Note; QSR = Quota Share

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Enact Holdings, Inc. Financial Supplement Third Quarter 2026 3Q 2Q 1Q 4Q 3Q 2Q 1Q COMBINED(1) STAT: Statutory policyholders' surplus $665 $770 $785 $806 $823 $821 $815 Contingency reserves 4,619 4,588 4,551 4,513 4,471 4,425 4,381 Combined statutory capital $5,284 $5,358 $5,336 $5,319 $5,294 $5,246 $5,196 Adjusted RIF(2) $52,707 $53,122 $53,382 $53,893 $54,353 $54,408 $54,569 Combined risk-to-capital ratio ("RTC") 10.0 9.9 10.0 10.1 10.3 10.4 10.5 EMICO(3) STAT: Statutory policyholders' surplus $625 $730 $746 $768 $785 $783 $777 Contingency reserves 4,600 4,571 4,535 4,498 4,457 4,412 4,370 EMICO statutory capital $5,225 $5,301 $5,281 $5,266 $5,242 $5,195 $5,147 Adjusted RIF(2) $51,924 $52,387 $52,686 $53,206 $53,685 $53,763 $53,951 EMICO risk-to-capital ratio 9.9 9.9 10.0 10.1 10.2 10.3 10.5 PMIERs Available Assets(3) $4,966 $5,002 $5,016 $5,015 $4,974 $4,992 $4,999 PMIERs Minimum Required Assets ($3,139) ($3,108) ($3,097) ($3,096) ($3,070) ($3,031) ($3,033) Available Assets Above PMIERs Requirements(3) $1,827 $1,894 $1,919 $1,919 $1,904 $1,961 $1,966 PMIERs Sufficiency Ratio(4) 158% 161% 162% 162% 162% 165% 165% (4) The PMIERs sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing. 2025 Capital & PMIERs (dollar amounts in millions) (3) Estimated statutory capital of Enact Mortgage Insurance Corporation (EMICO), the company's primary U.S. mortgage insurance subsidiary. (1) Reflects estimated combined statutory capital position of our mortgage insurance subsidiaries. (2) Adjusted RIF for purposes of calculating statutory RTC differs from RIF presented elsewhere in this financial supplement. In accordance with North Carolina Department of Insurance requirements, adjusted RIF excludes delinquent policies. 2026 Page 15